Unaudited Selected Quarterly Data	12 Months Ended
Dec. 31, 2010
UNAUDITED SELECTED QUARTERLY DATA [Abstract]
18. UNAUDITED SELECTED QUARTERLY DATA

18.	UNAUDITED SELECTED QUARTERLY DATA

Unaudited quarterly financial results are set forth in the following tables. It is the company’s long-standing practice to establish actual interim closing dates using a “fiscal” calendar, which requires the businesses to close their books on a Friday, in order to normalize the potentially disruptive effects of quarterly close on business processes. The effects of this practice only exist within a reporting year. The company’s common stock is traded on the New York Stock Exchange (trading symbol NOC).

2010
$ in millions, except per share	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Sales and service revenues	$6,914	$7,255	$7,071	$6,903
Operating income	680	749	723	675
Earnings from continuing operations	410	740	448	306
Net earnings	469	711	497	376
Basic earnings per share from continuing operations	1.36	2.47	1.53	1.05
Basic earnings per share	1.55	2.37	1.69	1.29
Diluted earnings per share from continuing operations	1.34	2.44	1.51	1.03
Diluted earnings per share	1.53	2.34	1.67	1.27

Significant 2010 Fourth Quarter Events – In the fourth quarter of 2010, the company recorded a pre-tax charge of $229 million related to the redemption of outstanding debt and made a $360 million contribution to the company’s pension plans.

2009
$ in millions, except per share	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Sales and service revenues	$6,586	$7,049	$6,732	$7,283
Operating income	556	627	528	563
Earnings from continuing operations	325	381	401	327
Net earnings	364	370	461	491
Basic earnings per share from continuing operations	.99	1.18	1.26	1.05
Basic earnings per share	1.11	1.15	1.45	1.57
Diluted earnings per share from continuing operations	.98	1.17	1.25	1.04
Diluted earnings per share	1.10	1.14	1.44	1.56

Significant 2009 Fourth Quarter Event – In the fourth quarter of 2009, the company sold ASD for $1.65 billion in cash.